UACSC 98-C


                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                              Month Ending 5/31/99

PRINCIPAL BALANCE RECONCILIATION                                            D O L L A R S
                                                     CLASS A-1             CLASS A-2           CLASS A-3           CLASS A-4
                                                     -------------       --------------       -------------      -------------
Original Principal Balance                           49,800,000.00       110,900,000.00       74,675,000.00      72,575,000.00
Beginning Period Principal Balance                               -        87,085,893.06       74,675,000.00      72,575,000.00
Principal Collections - Scheduled Payments                       -         3,746,944.27                   -                  -
Principal Collections - Payoffs                                  -         3,540,975.05                   -                  -
Principal Withdrawal from Payahead                               -             2,385.54                   -                  -
Gross Principal Charge Offs                                      -           771,349.99                   -                  -
Repurchases                                                      -                    -                   -                  -
                                                     -------------       --------------       -------------      -------------
Ending Balance                                                   -        79,024,238.21       74,675,000.00      72,575,000.00
                                                     =============       ==============       =============      =============


Certificate Factor                                               -            0.7125720           1.0000000          1.0000000
Pass Through Rate                                           5.5269%              5.4400%             5.4100%             5.520%


PRINCIPAL BALANCE RECONCILIATION                                                                                      NUMBERS
                                                                   CLASS A-5             TOTAL CLASS A's
                                                                -------------            --------------                ------
Original Principal Balance                                      43,429,110.20            351,379,110.20                25,235
Beginning Period Principal Balance                              43,429,110.20            277,765,003.27                21,368
Principal Collections - Scheduled Payments                                  -              3,746,944.27
Principal Collections - Payoffs                                             -              3,540,975.05                   387
Principal Withdrawal from Payahead                                          -                  2,385.54
Gross Principal Charge Offs                                                 -                771,349.99                    58
Repurchases                                                                 -                         -                     0
                                                                -------------            --------------                ------
Ending Balance                                                  43,429,110.20            269,703,348.42                20,923
                                                                =============            ==============                ======


Certificate Factor                                                  1.0000000                 0.7675566
Pass Through Rate                                                       5.640%                   5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                                7,309,158.98
Interest Wired                                                 2,497,128.59
Withdrawal from Payahead Account                                   3,575.09
Repurchases (Principal and Interest)                                      -
Charge Off Recoveries                                            385,051.73
Interest Advances                                                 71,234.81
Certificate Account Interest Earned                               29,024.94
Spread Account Withdrawal                                                 -
Class A Policy Draw for Class A Principal or Interest                     -
                                                             --------------

Total Cash Flow                                               10,295,174.14
                                                             ==============


TRUSTEE DISTRIBUTION  (6/8/99)

Total Cash Flow                                               10,295,174.14
Unrecovered Advances on Defaulted Receivables                     23,328.42
Servicing Fee (Due and Unpaid)                                            -
Interest to Class A-1 Certificateholders                                  -
Interest to Class A-2 Certificateholders                         394,789.38
Interest to Class A-3 Certificateholders                         336,659.79
Interest to Class A-4 Certificateholders                         333,845.00
Interest to Class A-5 Certificateholders                         204,116.82
Principal to Class A-1 Certificateholders                                 -
Principal to Class A-2 Certificateholders                      8,061,654.85
Principal to Class A-3 Certificateholders                                 -
Principal to Class A-4 Certificateholders                                 -
Principal to Class A-5 Certificateholders                                 -
Insurance Premium                                                 30,191.79
Interest Advance Recoveries from Payments                         47,478.70
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                       -
Deposit to Payahead                                               18,934.90
Certificate Account Interest to Servicer                          29,024.94
Payahead Account Interest to Servicer                                314.78
Excess                                                           814,834.77
                                                             --------------

Net Cash                                                                  -
                                                             ==============



Servicing Fee Retained from Interest Collections                 231,470.84

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                          -
Beginning Balance                                              5,270,686.65
Trustee Distribution of Excess                                   814,834.77
Interest Earned                                                   20,248.75
Spread Account Draws                                                      -
Reimbursement for Prior Spread Account Draws                              -
Distribution of Funds to Servicer                               (835,083.52)
                                                             --------------
Ending Balance                                                 5,270,686.65
                                                             ==============

Required Balance                                               5,270,686.65



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                              16,690,507.73
Beginning Balance                                              7,923,151.00
Reduction Due to Spread Account                                       (0.00)
Reduction Due to Principal Reduction                            (382,928.61)
                                                             --------------
Ending Balance                                                 7,540,222.39
                                                             ==============

First Loss Protection Required Amount                          7,540,222.40
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                         12,985.94



POLICY  RECONCILIATION


Original Balance                                             351,379,110.20
Beginning Balance                                            274,042,851.15
Draws                                                                     -
Reimbursement of Prior Draws                                              -
                                                             --------------
Ending Balance                                               274,042,851.15
                                                             ==============

Adjusted Ending Balance Based Upon Required Balance          265,933,543.59
                                                             ==============
Required Balance                                             265,933,543.59


PAYAHEAD RECONCILIATION


Beginning Balance                                                 83,109.60
Deposit                                                           18,934.90
Payahead Interest                                                    314.78
Withdrawal                                                         3,575.09
                                                             --------------
Ending Balance                                                    98,784.19
                                                             ==============

CURRENT DELINQUENCY
                                         GROSS
    # PAYMENTS DELINQUENT    NUMBER      BALANCE        PRINCIPAL      INTEREST
    ---------------------    ------      -------        ---------      --------
1 Payment                      358     4,288,975.35     61,453.90      49,967.71
2 Payments                     140     1,701,946.42     49,298.53      37,028.43
3 Payments                      57       762,608.48     28,665.61      25,302.23
                               ---     ------------    ----------     ----------
Total                          555     6,753,530.25    139,418.04     112,298.37
                               ===     ============    ==========     ==========

Percent Delinquent           2.653%           2.504%




DELINQUENCY RATE (60+)
                                                             RECEIVABLE
                                       END OF PERIOD         DELINQUENCY
        PERIOD        BALANCE           POOL BALANCE           RATE
        ------        -------           ------------           ----
Current             2,464,554.90         269,703,348.42         0.91%
1st Previous        2,528,938.37         277,765,003.27         0.91%
2nd Previous        2,345,593.86         286,644,390.15         0.82%


NET LOSS RATE

                                                                                                        DEFAULTED
                                                          LIQUIDATION                 AVERAGE           NET LOSS
   PERIOD                             BALANCE              PROCEEDS                 POOL BALANCE      (ANNUALIZED)
   ------                             -------              --------                 ------------      ------------
Current                               771,349.99           385,051.73               273,734,175.85          1.69%
1st Previous                          775,399.35           279,552.95               282,204,696.71          2.11%
2nd Previous                          656,554.32           300,704.29               291,665,463.74          1.46%

Gross Cumulative Charge Offs        4,222,977.11                      Net Cumulative Loss Percentage
Gross Liquidation Proceeds          1,349,282.55                                                            0.82%
Number of Repossessions                       46
Number of Inventoried Autos EOM               87

EXCESS YIELD TRIGGER
                                                              EXCESS YIELD
                          EXCESS          END OF PERIOD        PERCENTAGE
   PERIOD                  YIELD          POOL BALANCE        (ANNUALIZED)
   ------                  -----          ------------        ------------
Current                  904,891.57       269,703,348.42           4.03%
1st Previous           1,033,684.67       277,765,003.27           4.47%
2nd Previous           1,368,591.04       286,644,390.15           5.73%
3rd Previous             960,826.95       296,686,537.32           3.89%
4th Previous           1,061,841.48       304,602,755.96           4.18%
5th Previous           1,236,448.18       312,784,446.15           4.74%

                                               CURRENT
                                                LEVEL      TRIGGER      STATUS
                                                -----      -------      ------
Six Month Average Excess Yield                  4.51%       1.50%         OK

Trigger Hit in Current or any Previous Month                              NO




DATE: 6/4/99                                      /s/ Ashley Vukovits
                                                  --------------------------
                                                     ASHLEY VUKOVITS
                                                     FINANCE OFFICER